UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report - October 25, 2004
                      ------------------------------------
                        (Date of Earliest Event Reported)


                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)

      Delaware                        1-5828                   23-0458500
      --------                        ------                   ----------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


                   P.O. Box 14662, Reading Pennsylvania, 19612
                  ---------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (610)208-2000
----------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Principal Officers: Election of Directors:
           Appointment of Principal Officers

(b) Effective on October 25, 2004, Kenneth L. Wolfe resigned from the Board of Directors of Carpenter Technology Corporation. Also effective on October 25, 2004, Robert N. Pokelwaldt retired from the Board of Directors at the end of his normal term.

(d) Effective on October 25, 2004, the Board of Directors of Carpenter Technology Corporation elected Dr. C. Paul Robinson as a director. Dr. Robinson will stand for election for a full three year term at the annual stockholders meeting to be held in 2006. The Board determined that Dr. Robinson is an independent director and appointed him to serve on the Board's Corporate Governance Committee and the Human Resources Committee.

Item 7.01  Regulation FD Disclosure

     Carpenter Technology Corporation issued a press release on October 26, 2004 discussing the election of Dr. C. Paul Robinson as a director, the resignation of director Kenneth L. Wolfe and the retirement of director Robert N. Pokelwaldt. The press release, attached as Exhibit 99 hereto and incorporated herein by reference, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for any purpose.

Item 9.01 Financial Statements and Exhibits.

     (a) and (b)  None.

     (c) Exhibit:

     Exhibit 99.  Press Release dated October 26, 2004

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 26, 2004                          CARPENTER TECHNOLOGY CORPORATION
                                                          (Registrant)




                                                By: /s/ David A. Christiansen
                                                    -------------------------
                                                    David A. Christiansen
                                                    Vice President, General
                                                    Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit               Description

99.                   Press release dated October 26, 2004